                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   May 25, 2001
                                                  --------------


                         BECTON, DICKINSON AND COMPANY
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
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    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)


   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
                                                            --------------

                                      N/A
--------------------------------------------------------------------------------
        (Former name or former addresses if changed since last report.)


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Item 9.      REGULATION FD DISCLOSURE
             ------------------------

             The following statement is being furnished by the Company under the provisions of Regulation FD:


                            STATEMENT TO THE PUBLIC
                            -----------------------

     BD wants to alert you to a development you might hear about as a result of broad statements recently made by the Service Employees International Union
(SEIU).

     Specifically, one of Kaiser Permanente's hospitals in Los Angeles was recently issued a set of citations by Cal-OSHA covering a number of areas of the hospital. One of the citations involved the use of our BD Eclipse blood collection device. Kaiser is appealing the citation, and we are joining their appeal. The citation provides no facts supporting allegations about the safety of BD Eclipse. We will therefore actively participate in the process provided by California law to determine the specifics behind the allegations and vigorously defend our product.

     This is a single citation applying to a single location, and no conclusion should be drawn regarding any effect until the appeals process has run its course.

     The reason why we are communicating at this time is because the SEIU has sent out this broad communication referencing the citation and criticizing BD and the BD Eclipse product in particular, before the Cal-OSHA-prescribed appeals process has even begun. In their communication, the SEIU links this citation to the 60 Minutes episode that we and our key stakeholders broadly viewed as misrepresentative.

     We unconditionally stand behind the safety record and clinical efficacy of BD Eclipse. We think sales of over 75 million units in less than 18 months makes this point. This is an FDA-cleared product, and is used daily by thousands of hospitals, including many of the most prestigious hospital systems and institutions in the U.S., who conducted their own evaluations and chose BD Eclipse.


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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Kathleen M. Gibson
                                               -----------------------
                                                   Kathleen M. Gibson
                                                   Assistant Secretary


Date: May 25, 2001

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